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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  March 4, 1998


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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-27                    74-1383447
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
       incorporation)                   Number)           Identification Number)



       2000 Westchester Avenue,                                   10650
        White Plains, New York                                 (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)




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Item 5.  Other Events
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Officers'  Certificate and Other  Information  Related to $500 Million of Series
1998 Medium-Term Notes.

On March 4, 1998, certain officers of Texaco Capital Inc., a wholly-owned subsidiary of the Registrant, executed an Officers' Certificate in accordance with Section 2.02 of the Indenture dated as of August 24, 1984, as (1) supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, (2) amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990, and (3) further amended by the Second Supplement to the First Supplemental Indenture, dated as of August 5, 1997, among Texaco Capital Inc., as Issuer, Texaco Inc., as Guarantor, and The Chase Manhattan Bank, as Trustee. Said Officers' Certificate established the terms and provisions of a series of securities designated Series 1998 Medium-Term Notes, as more particularly set forth in the Officers' Certificate dated March 4, 1998, a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)    Exhibits

       23.1   Consent of Arthur Andersen LLP.

       23.2   Consent of Ivins, Phillips & Barker, Chartered.

       99.1   Officers' Certificate of Texaco Capital Inc., dated March 4, 1998.




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                                 TEXACO INC.
                                                                (Registrant)





                                                       By:      R.E. KOCH
                                                           ---------------------
                                                           (Assistant Secretary)





Date:  March 5, 1998